Restucture and Asset Impairments	12 Months Ended
Aug. 29, 2013
Restructuring and Related Activities [Abstract]
Restructuring and Asset Impairments
Restructure and Asset Impairments

For the year ended	2013	2012	2011
Loss on impairment of MIT assets	$62	$—	$—
Loss on impairment of LED assets	33	—	—
Loss on restructure of ST consortium agreement	26	—	—
Gain on termination of lease to Transform	(25)	—	—
Gain from disposition of Japan Fabrication Facility	—	—	(54)
Other	30	10	(21)
	$126	$10	$(75)

In order to optimize operations, improve efficiency and increase our focus on our core memory operations, we have entered into various restructure activities. For 2013, restructure and asset impairment charges of $20 million, $14 million, $12 million and $12 million were recorded by our SBU, EBU, MBU and CNBU operating segments. For 2012, restructure and asset impairment charges of $6 million and $2 million were recorded by our MBU and EBU operating segments and a gain of $1 million was recorded by our CNBU operating segment. For 2011, restructure and asset impairment gains of $25 million, $24 million, $23 million and $4 million were recorded by our SBU, CNBU, MBU and EBU operating segments. Our other segments that do not meet the quantitative thresholds of a reportable segment are reported under All Other and recorded the remaining restructure and asset impairment charges. (See "Segments" note.) As of August 29, 2013, we had accrued $12 million for unpaid other restructure activities related to our workforce optimization activity. As of August 29, 2013, we do not anticipate incurring any significant additional costs for these restructure activities.

Micron Technology Italia, S.r.l. ("MIT")

On May 3, 2013, we sold MIT, a wholly-owned subsidiary, including its 200mm wafer fabrication facility assets in Avezzano, Italy, to LFoundry. In exchange for the shares of MIT, we received consideration from LFoundry valued at $35 million, substantially all of which was under a 7-year, non-interest bearing term note. Under the terms of the agreements, we assigned to LFoundry our supply agreement with Aptina for CMOS image sensors manufactured at the Avezzano facility.

The assets and liabilities of MIT, and related imager inventories, were classified as held for sale in 2013 and we recorded an impairment loss of $62 million to write down the assets and liabilities to their estimated fair values. The fair values were determined primarily based on the estimated fair value of proceeds from the sale to LFoundry (Level 3 fair value measurement). The carrying values of the MIT assets and liabilities sold, after the effects of the write down, were as follows:

Other current assets	$75
Other noncurrent assets	37
Accounts payable and accrued expenses	(43)
Other noncurrent liabilities	(34)
$35

Light-emitting Diode ("LED")

In 2013, we discontinued the development activities of our LED operations. In connection therewith, we recognized a charge of $33 million primarily to write down certain production assets used in the development of LED technology to the expected proceeds from their sale. Fair value for these assets was based on quotations obtained from equipment dealers, which consider the remaining useful life and configuration of the equipment (Level 3 fair value measurement).

STMicroelectronics S.r.l. ("ST") Consortium Agreement

In 2013, we restructured a consortium agreement with ST whereby certain assets and approximately 500 employees from our Agrate, Italy fabrication facility were transferred to ST. The consortium agreement supports the R&D activities of us and ST and the manufacturing of semi-finished and advanced commercial semiconductor devices. In connection therewith, we recognized a restructure charge of $26 million for 2013, primarily from transfers of equipment.

Lease to Transform

In May 2012, the Board of Directors of Transform approved a liquidation plan. In connection therewith, Transform terminated a lease to a portion of our manufacturing facilities in Boise, Idaho and we recognized a gain of $25 million in 2013.

Japan Fabrication Facility

On June 2, 2011, we sold our wafer fabrication facility in Japan (the "Japan Fab") to Tower Semiconductor Ltd. ("Tower"). Under the arrangement, Tower paid $40 million in cash, approximately 1.3 million ordinary shares of Tower (subsequent to a 1 for 15 reverse stock split on August 6, 2012), and $20 million in installment payments, which we received in 2012. The net carrying value of assets sold and liabilities transferred to Tower on the transaction date prior to the effects of the transaction was $23 million and we recorded a gain of $54 million (net of transaction costs of $3 million) in connection with the sale of the Japan Fab. We also recorded a tax provision of $74 million related to the gain on the sale and to write down certain deferred tax assets associated with the Japan Fab. In connection with the sale of the Japan Fab, we entered into a supply agreement for Tower to manufacture products for us in the facility through approximately May 2014.

Other Restructure and Asset Impairment Activities

In order to improve efficiency, labor productivity and competitiveness, we initiated certain limited activities for workforce optimization in 2013. In connection therewith, we incurred charges of $17 million for severance and other employee-related costs in 2013.

In September 2013, we entered into an agreement to sell our 200mm wafer fabrication equipment in Kiryat Gat, Israel to Intel and to terminate the related facility lease with Intel. Through a series of arrangements, Intel will continue to manufacture wafers for us through 2014. We recognized an impairment charge of $14 million in 2013 to write down the value of these assets to their estimated fair values. The fair value of $38 million was determined primarily based on the expected proceeds of the sale and the fair value of a supply agreement to manufacture NOR flash memory at the facility (Level 3 fair value measurement).